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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): December 20, 1996


                         LITHIUM TECHNOLOGY CORPORATION
       (Exact Name of Small Business Issuer as Specified in Its Charter)

          Delaware                      1-10446          13-3411148
     --------------------------------   ----------       ------------------
     State or Other Jurisdiction        Commission       IRS Employer
     of Incorporation or Organization   File Number      Identification No.

5115 Campus Drive, Plymouth Meeting, PA           19462
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Address of Principal Executive Offices            Zip Code

        Registrant's telephone number, including area code: (610) 940-6090
                                                            --------------

          -----------------------------------------------------------
          Former name or former address, if changed since last report
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Item 5.   Other Events.

         On December 23, 1996, Lithium Technology Corporation (the "Company") sent to its shareholders a letter containing certain current information concerning the Company. A copy of the form of the letter is attached as an Exhibit hereto.


Item 7.   Financial Statements and Exhibits

10.35     Form of letter to shareholders, dated December 20, 1996.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                LITHIUM TECHNOLOGY CORPORATION

                                By: /s/ David J. Cade
                                   -------------------------------------------
                                        David J. Cade
                                        President and
                                        Chief Operating Officer

Date: December 23, 1996